Pinnacle Entertainment’s Acquisition of Ameristar Casinos December 21, 2012 Exhibit 99.2

Safe Harbor/Non-GAAP Financial Disclosures

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on Pinnacle’s and Ameristar’s current expectations and are subject to uncertainty and changes in circumstances.  These forward-looking statements include, among others, statements regarding the expected synergies and benefits of a potential combination of Pinnacle and Ameristar, including the expected accretive effect of the merger on Pinnacle’s financial results and profile (e.g., free cash flow, earnings per share and Consolidated Adjusted EBITDA); the anticipated benefits of geographic diversity that would result from the merger and the expected results of Ameristar’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals; the expected timing of the completion of the transaction; and
the anticipated financing of the transaction.  These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”,
“will” or similar words intended to identify information that is not historical in nature.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  These risks and uncertainties include (a) the timing to consummate a potential transaction between Pinnacle and Ameristar;
(b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and satisfy or waive other closing conditions; (c) the ability to obtain the approval of Ameristar’s stockholders; (d) the possibility that the merger does not close when expected or at all; or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (e) Pinnacle’s ability to realize the synergies contemplated by a potential transaction; (f) Pinnacle’s ability to promptly and effectively integrate the business of Pinnacle and
Ameristar; (g) the requirement to satisfy closing conditions to the merger as set forth in the merger agreement, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust
Improvements Act of 1976; (h) uncertainties in the global economy and credit markets and its potential impact on Pinnacle’s ability to finance the transaction; (i) the outcome of any legal proceedings that may be instituted in connection with the transaction; (j) the ability to retain certain key employees of Ameristar; (k) that there may be a material adverse change affecting
Pinnacle or Ameristar, or the respective businesses of Pinnacle or Ameristar may suffer as a result of uncertainty surrounding the transaction; (l) Pinnacle’s ability to obtain financing on the terms expected, or at all; and (m) the risk factors disclosed in Pinnacle’s most recent Annual Report on Form 10-K/A, which Pinnacle filed with the Securities and Exchange Commission on May
16, 2012 and the risk factors disclosed in Ameristar’s most recent Annual Report on Form 10-K, which Ameristar filed with the Securities and Exchange Commission on February 28, 2012,3 and in
all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by Pinnacle and Ameristar subsequent to the filing of their respective Form 10-Ks for the year ended
December 31, 2011. Forward-looking statements reflect Pinnacle’s and Ameristar’s management’s analysis as of the date of this release. Pinnacle and Ameristar do not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.
Non-GAAP Financial Measures
As used in this presentation, Consolidated Adjusted EBITDA, Consolidated Adjusted EBITDA margin, Free Cash Flow and Adjusted EBITDA are non-GAAP measurements. Pinnacle defines
Consolidated Adjusted EBITDA as earnings before interest income and expense, income taxes, depreciation, amortization, pre-opening and development expenses, non-cash share-based compensation, asset impairment costs, write-downs, reserves, recoveries, corporate-level litigation settlement costs, gain (loss) on sale of certain assets, loss on early extinguishment of debt, gain (loss) on sale of equity security investments, minority interest and discontinued operations. Pinnacle defines Consolidated Adjusted EBITDA margin as Consolidated Adjusted EBITDA divided by revenues.  Pinnacle defines Free Cash Flow as Consolidated Adjusted EBITDA less maintenance capital expenditures, cash taxes and cash interest expense.
Ameristar defines Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, other non-operating income and expenses, stock-based compensation, deferred compensation plan expense, non-operational professional fees and river flooding expenses and reimbursements.
As shown below, the Combined Adjusted EBITDA is shown on a combined basis of Pinnacle’s Consolidated Adjusted EBITDA and Ameristar’s Adjusted EBITDA for the period ended September 30,
2012, taking into account synergies Pinnacle expects to achieve.

Transformative Transaction

•
Combines two best in market and complementary asset portfolios
•
Enhanced geographical and financial diversification
•
Increased scale and distribution
•
Accretive to EPS and free cash flow, following the closing
•
Combination expected to drive at least $40 million of annual synergies
•
Significant margin opportunities by applying each company’s best practices across combined enterprise
•
Shared culture of operational excellence, including a focus on guest experience and team members
Transformative transaction creates a best in class gaming platform
Transformative transaction creates a best in class gaming platform

Transaction Overview
Per Share Consideration
$26.50 in cash per ASCA share
45% premium over the average closing price of ASCA
shares for the 90 days ending 12/20/12
Enterprise Value
$2.8 billion, reflecting $1.9 billion debt and $116 million
cash on hand (9/30/12)
Ameristar Valuation 7.6x LTM Adjusted EBITDA (excluding synergies)
Sources of Financing Committed debt financing
Approval Process
Approval by ASCA shareholders
Regulatory approvals
Expected Closing
By the end of 3Q13, subject to customary closing
conditions

Cactus Petes Resort Casino and
The Horseshu Hotel and Casino,
Jackpot, Nevada
Ameristar Casino Hotel,
Council Bluffs, Iowa
Ameristar Casino Hotel,
Kansas City, Missouri
Ameristar Casino Resort Spa,
St. Charles, Missouri
Ameristar Casino Hotel,
East Chicago, Indiana
Ameristar
Corporate Headquarters,
Las Vegas, Nevada
Ameristar Casino Resort Spa,
Black Hawk, Colorado
Ameristar *Property under construction*
Ameristar Casino Hotel,
Vicksburg, Mississippi

PINNACLE ENTERTAINMENT

Ameristar Current Operations 5

Ameristar Profile

Ameristar Stand-Alone Adjusted EBITDA and Margin Performance ($M)
Ameristar Stand-Alone Adjusted EBITDA and Margin Performance ($M)
Ameristar Adjusted EBITDA Margin vs. Peers (LTM at 9/30/12)
Ameristar Adjusted EBITDA Margin vs. Peers (LTM at 9/30/12)
Source:  Company documents and filings
Notes:
1. Pro Forma for Harrah’s St. Louis acquisition; excls. $19.2 million of Maryland lobbying expenses
2. Pro Forma for the Peninsula acquisition
3. LTM as of October 28, 2012
307.1
346.5
323.5
365.1
364.5
24.2%
28.5%
27.2%
30.1%
30.3%
22%
24%
26%
28%
30%
32%
34%
36%
200
220
240
260
280
300
320
340
360
380
400
2008 2009 2010 2011 LTM at
9/30/2012
30.3%
28.7%
25.7%
24.3%
22.7%
21.0%
10%
15%
20%
25%
30%
35%
ASCA
stand-alone
PENN (1) Peer
Average
PNK stand-
alone
BYD (2) ISLE (3)

PINNACLE
ENTERTAINMENT

AMERISTAR

7

PINNACLE
ENTERTAINMENT

Merging of Two Great Companies

•
8 properties, plus one
under development
•
~2,400 rooms
•
~12,700 slot machines
•
~320 table games
•
~7,200 team members
•
LTM Net Revenues of
$1.2 billion
•
9 properties, including
two race tracks
•
~2,600 rooms
•
~10,800 slot machines
•
~320 table games
•
~8,700 team members
•
LTM Net Revenues of
$1.2 billion
Pro Forma Combined
A leading gaming company in the U.S.
Combined LTM Revenues of $2.4 billion
Combined LTM Adjusted EBITDA of $689
million, including $40 million of synergies
17 properties in 13 distinct geographies
~5,000 rooms
~23,500 slot machines
~640 table games

Cactus Petes Resort Casino and The Horseshu Hotel and Casino, Jackpot, Nevada
Ameristar Casino Hotel, Council Bluffs, Iowa
Ameristar Casino Hotel, Kansas City, Missouri
River City and Lumière Place, St. Louis and Ameristar Casino Resort Spa, St. Charles, Missouri
Ameristar Casino Hotel, East Chicago, Indiana
River Downs Racetrack, Cincinnati, Ohio
Belterra Resort & Casino, Florence, Indiana
Ameristar Casino Hotel, Vicksburg, Mississippi
L'Auberge, Baton Rouge, Louisiana and Boomtown, Harvey, Louisiana
Boomtown, Bossier City, Louisiana
L'Auberge, Lake Charles, Louisiana and Ameristar *Property under construction*
Retama Park Racetrack, Selma, Texas
Ameristar Casino Resort Spa, Black Hawk, Colorado
Ameristar and Pinnacle Corporate Headquarters, Las Vegas, Nevada
Ameristar
Pinnacle Entertainment

PINNACLE ENTERTAINMENT

Enhances Footprint in Attractive Markets 8

Diversified Revenue Platform

•
Significantly de-risks portfolio by doubling gaming markets of operation from 6 to 12
•
Balanced portfolio decreases Pro Forma revenue reliance on two largest gaming markets by 23 percentage points
Pinnacle LTM 9/30/12 Net Revenue Diversification
Pinnacle LTM 9/30/12 Net Revenue Diversification
Pro Forma Net Revenue Diversification
Pro Forma Net Revenue Diversification
Lake Charles,
33.3%
St. Louis, 33.5%
New Orleans,
10.6%
So. Indiana /
Cincinnati,
14.5%
Bossier City,
7.0%
Baton Rouge,
1.1%
St. Louis, 27.9%
Lake Charles,
16.4%
Kansas City,
9.1%
Greater Chicago,
9.0%
So. Indiana /
Cincinnati, 7.1%
Council Bluffs,
7.0%
Black Hawk,
6.7%
New Orleans,
5.2%
Vicksburg, 5.1%
Bossier City,
3.5%
Nevada
Regional, 2.5%
Baton
Rouge, 0.6%

EBITDA Pro Forma Financials

Notes:
1. Pro Forma represents the sum of Pinnacle and Ameristar's reported LTM at 9/30/2012 Combined Adjusted EBITDA plus $40 million of expected synergies
2. 2008 through LTM 9/30/2012 data represents PNK stand-alone Consolidated Adjusted EBITDA
Pinnacle Historic Consolidated Adj. EBITDA and Combined Adj. EBITDA ($ In Millions)
Pinnacle Historic Consolidated Adj. EBITDA and Combined Adj. EBITDA ($ In Millions)
157.2
163.2
213.6
252.1
284.1
688.8
0
100
200
300
400
500
600
700
800
2008 2009 2010 2011 LTM at 9/30/2012 Pro Forma incl.
Synergies (1)
Consolidated Adj. EBITDA (1,2)

Enhanced Scale

Notes:
1. LTM as of 9/30/2012
2. Pro Forma for the acquisition of Harrah’s St. Louis; EBITDA excls. $19.2 million of Maryland lobbying expenses
3. Represents the sum of Pinnacle and Ameristar's LTM at 9/30/2012 results.  Combined Adjusted EBITDA includes $40 million of synergies
4. Pro Forma for the Peninsula acquisition
5. LTM as of October 28, 2012
Source:  Company documents and filings
Net Revenue, $ in Million
1
Net Revenue, $ in Million
1
EBITDA, $ in Millions
1
EBITDA, $ in Millions
1
2,832
2,642
2,374
1,203
1,171
968
778
0
500
1,000
1,500
2,000
2,500
3,000
PENN (2) BYD (4) PNK + ASCA (3) ASCA PNK ISLE (5) CHDN
813
689
601
364
284
204
172
0
200
400
600
800
1,000
PENN (2) PNK + ASCA (3) BYD (4) ASCA PNK ISLE (5) CHDN

Earnings and Cash Flow Accretion

•
Increases free cash flow generation to
fund growth projects and accelerate
future leverage reduction
•
Adds more than $150 million in annual
free cash flow
•
Total annual free cash flow increases
to approximately $285 million
$2.25
$4.84
16.8%
36.2%
0%
6%
12%
18%
24%
30%
36%
42%
$-
$1
$2
$3
$4
$5
$6
PNK stand-alone LTM at 9/30/12 Pro Forma (3)
Free Cash Flow Per Share
(LHS) (1,4)
Free Cash Flow Per Share /
Share Price Yield (RHS) (2,4)
Notes:
1.
Free cash flow defined as trailing 12-month Combined Adjusted EBITDA less maintenance cap ex, cash taxes and cash interest expense
2.
Free cash flow yield is based upon PNK closing stock price on 12/20/12
3.
Pro Forma represents the addition of Pinnacle and Ameristar free cash flow, as defined in note 1, plus additional cash interest expense from new debt and the impact of $40 million of synergies Pinnacle expects to achieve
4.
Based upon a fully diluted PNK share count of 59.4 million

Attractive Margin Opportunity

•
Combined platform margins to benefit from efficiencies of scale and synergies
•
Additional margin opportunities from leveraging best practices from both companies and applying them across the combined enterprise
Combination With Ameristar Is Significantly Accretive To Pinnacle’s EBITDA Margins; +470 bps vs. PNK’s Stand-Alone LTM
Combination With Ameristar Is Significantly Accretive To Pinnacle’s EBITDA Margins; +470 bps vs. PNK’s Stand-Alone LTM
Notes:
16.8%
17.2%
20.2%
22.1%
24.3%
29.0%
0%
5%
10%
15%
20%
25%
30%
35%
2008 2009 2010 2011 LTM at 9/30/2012 Pro Forma incl.
Synergies (1)
Consolidated Adj. EBITDA Margin (1,2)
1.
Pro Forma represents the sum of Pinnacle and Ameristar's reported LTM at 9/30/2012 Combined Adjusted EBITDA plus $40 million of expected synergies, divided by the sum of
Pinnacle and Ameristar's LTM at 9/30/2012 Net Revenue
2.
2008 through LTM 9/30/2012 data represents PNK stand-alone Consolidated Adjusted EBITDA margin

Financing Overview

•
Fully committed debt financing
•
New debt financing will mainly consist of pre-payable bank debt
•
Near- to medium-term focus will be on integration and reducing leverage
•
Ample liquidity profile to fulfill combined company’s obligations
Sources Amount % Uses Amount %
Bank Debt $1,995 45% Purchase Ameristar Equity @ $26.50 $959 21%
Existing Ameristar Bonds 1,040 23% Assume Existing Ameristar Bonds 1,040 23%
Existing Pinnacle Bonds 1,125 25% Assume Existing Pinnacle Bonds 1,125 25%
Other Debt 315 7% Refinance Ameristar and Pinnacle Bank Debt 1,201 27%
Estimated fees and expenses 150 3%
Total Sources $4,475 100 % Total Uses $4,475 100%
Estimated Sources & Uses ($ in Millions)

Synergies and Integration Strategy

•
Synergies of at least $40 million annually
Efficiencies of scale
Margin opportunities from applying best practices of both companies across the combined enterprise
Redundant public company expenses
Purchasing power and supply chain management
•
Integration Plan
“Best in class”: Jointly developed integration plan, with best practices taken from both companies and applied across the enterprise
Seamless:  During integration, focused on continuing to operate all properties with no impact on guest experience or operational performance

Strategically Compelling Transaction

•
Delivers lasting value to shareholders
•
Increased operational and geographical diversification
•
Strong fit with Pinnacle’s business strategy, operational philosophy and culture
•
Accretive to EPS and free cash flow, following the closing
•
Meaningful synergies and efficiencies of scale
Transformative transaction creates a best in class gaming platform
Transformative transaction creates a best in class gaming platform

Additional Information/Participants in the Solicitation

Additional information and Where to Find It
In connection with the proposed merger, Ameristar plans to file a proxy statement with the SEC and mail the proxy statement to its stockholders.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS
WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, AMERISTAR, THE
PROPOSED MERGER AND RELATED MATTERS.  The proxy statement, as well as other filings containing information about Pinnacle and Ameristar will be available, free of charge, from the SEC’s web site (www.sec.gov).  Pinnacle’s SEC filings in connection with the transaction also may be obtained, free of charge, from Pinnacle’s web site (www.pnkinc.com) under the tab “Investor
Relations” and then under the heading “SEC Filings,” or by directing a request to Pinnacle, 8918 Spanish Ridge Ave., Las Vegas,
Nevada, 89148, Attention: Investor Relations or (702) 541-7777.  Ameristar’s SEC filings in connection with the transaction  also may be obtained, free of charge, from Ameristar’s web site (www.ameristar.com) under the tab “About Us,” “Investor Relations”
and then under the heading “Ameristar SEC Reports & Filings,” or by directing a request to Ameristar, 3773 Howard Hughes
Parkway, Suite 490 South, Las Vegas, Nevada, 89169, Attention: Investor Relations or (702) 567-7000.
Participants in the Merger Solicitation
Pinnacle and Ameristar and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed merger.  Information about Pinnacle’s directors and executive officers is included in Pinnacle’s Annual Report on Form 10-K/A for the year ended December 31, 2011, filed with the SEC on May
16, 2012 and the proxy statement for Pinnacle’s 2012 Annual Meeting of Stockholders, filed with the SEC on April 9, 2012.
Information about Ameristar’s directors and executive officers is included in Ameristar’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 28, 2012 and the proxy statement for Ameristar’s 2012 Annual Meeting
of Stockholders, filed with the SEC on April 30, 2012.    Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.